EXHIBIT 10Z

                           STOCK PURCHASE AGREEMENT


      This STOCK PURCHASE AGREEMENT (the "Agreement") dated as of October 28, 1996 by and between Reginald J. Warren, D.O., (the "Seller"), Ralph S. Hansen, M.D. P.C., a California corporation with an office at 515 East Las Olas Boulevard, Suite 1600, Fort Lauderdale, FL 33301, (the "Purchaser") and HEALTH PROFESSIONALS, INC. (hereinafter referred to as "HPI"), a Delaware corporation, with an office at 515 East Las Olas Boulevard, Suite 1600, Fort Lauderdale, FL 33301, (the "GUARANTOR").
                               R E C I T A L S:
      WHEREAS, Seller owns 100% (100 shares of the authorized for issuance amount of 7,500) of the issued and outstanding shares of Dr. Reginald J. Warren, Inc., a professional corporation (hereinafter the "PC") which owns and operates a medical practice with offices in Beverly Hills, California; and
      WHEREAS, Purchaser desires to purchase and the Seller desires to sell to Purchaser all of the shares of stock in the PC; and
      WHEREAS, the parties have agreed to the terms and conditions under which Seller shall sell and Purchaser shall purchase the shares of stock of the PC;
      NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:
      1.    PURCHASE OF STOCK.
            1.1 SALE AND PURCHASE. Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell and deliver to the Purchaser and the Purchaser agrees to purchase from the Seller at the "Closing", hereinafter defined, 100% of the issued and outstanding shares of stock of PC. The parties agree that prior to closing, the PC shall distribute to Seller individually, all of the cash on hand as of October 28, 1996 and the Accounts Receivable of the PC for medical and ancillary services rendered prior to October 28, 1996.
            1.2 PURCHASE PRICE. In consideration for the sale of the Stock and the services to be rendered during the "Transition Period" as described below, the Purchaser agrees to deliver to Reginald J. Warren, D.O. 168,000 unregistered shares of the common stock of Health Professionals, Inc. (the "HPI Shares"), a Delaware corporation, which, for purposes of this sale, have been valued at $2.275 per share (the "Share Valuation Price").
            1.3   GUARANTEE OF DELIVERY AND VALUATION OF SHARES.
      Purchaser and Guarantor shall guarantee the delivery and the SHARE VALUA-TION PRICE of the HPI Shares delivered to Reginald J. Warren, D.O. for a period of five trading days from, the later of the date said shares are first eligible for sale under Rule 144 or two years from October 28, 1996 (the "GUARANTEE PERIOD"), to the extent that, if during the GUARANTEE PERIOD the market price of the HPI Shares delivered to Reginald J. Warren, D.O. is lower than $2.275 (the GUARANTEED PRICE), then Purchaser and Guarantor shall pay Reginald J. Warren,


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D.O. the difference between the average market price at the close of business of the five days constituting the GUARANTEE PERIOD and the GUARANTEED PRICE in additional shares of HPI stock so that the market value of the HPI shares received by Seller in payment of the purchase price is no less than $2.275 per share. The parties agree that HPI's obligation under the Guarantee shall be limited to the issuance of 160,000 additional shares. This Guarantee is personal to Seller and is not assignable to any third party.
      2. TRANSITION OF PATIENTS. During the period between October 28, 1996 and February 1, 1997, Seller shall aid and assist Purchaser in transitioning the PC's patients to Purchaser. Seller shall be available during normal business hours and shall continue to treat patients as is necessary. Seller shall not be obligated to work weekends or evenings, shall not be on call during this period, can be on vacation Thursday, November 28 through Monday, December 2, 1996 and will have two (2) additional business days off between Christmas and New Years Day. Seller will receive no compensation except his out-of-pocket costs will be paid, for example, monthly parking at the office building and E&O insurance premiums for the duration of transition period. Reginald J. Warren, D.O. shall not receive any consideration for services rendered during the transition period.
       3. REPRESENTATIONS AND WARRANTIES OF THE SELLER. Seller makes the following representations and warranties in order to induce Purchaser to purchase the shares in the PC. It is intended that these representations and warranties survive the closing.
            3.1 ORGANIZATION AND STANDING OF THE SELLER. PC is a professional corporation rendering medical services duly organized, validly existing and in good standing under the laws of the State of California, and except as set forth below, has clear title to the assets other than as set forth below and is entitled to sell said assets.
            3.2 AUTHORITY OF THE SELLER; CONSENTS; EXECUTION OF AGREEMENTS. The Seller has all requisite power, authority, and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by it hereunder. No consent, authorization, approval, license, permit or order of, or filing with, any person or governmental authority is required in connection with the execution of the transactions and obligations to be performed by it hereunder. The execution and delivery of this Agreement, and the performance of the transactions and obligations contemplated hereby by the Seller, have been duly authorized by all requisite action of the Seller. This Agreement has been duly executed and delivered by the Seller and constitutes a valid and legally binding obligation of the Seller, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws.
      3.3 TITLE TO ASSETS/LIPC is the owner of the assets set forth in Schedule A annexed hereto and shall have clear and unencumbered title to the assets on the date of closing, except as set forth below.
      4.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.
Purchaser makes the following representations and warranties in order to induce Seller to sell the shares in the PC. It is intended that these representations and warranties survive the closing.

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            4.1 The Purchaser is a duly and properly  formed  corporation  under the laws of the State of California.
            4.2 The Purchaser has all requisite power, authority, and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by it hereunder.
            4.3 No consent, authorization, approval, license, permit or order of, or filing with, any person or governmental authority is required in connection with the execution of the transactions and obligations to be performed by it hereunder. The execution and delivery of this Agreement, and the performance of the transactions and obligations contemplated hereby by the Purchaser, have been duly authorized by all requisite action of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws.
      5.    REPRESENTATIONS AND WARRANTIES OF GUARANTOR.
            5.1 The Guarantor is a duly and properly formed corporation under the laws of the State of Delaware.
            5.2 The Guarantor has all requisite power, authority, and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by it hereunder.
            5.3 No consent, authorization, approval, license, permit or order of, or filing with, any person or governmental authority is required in connection with the execution of the transactions and obligations to be performed by it hereunder. The execution and delivery of this Agreement, and the performance of the transactions and obligations contemplated hereby by the Guarantor, have been duly authorized by all requisite action of the Guarantor. This Agreement has been duly executed and delivered by the Guarantor and constitutes a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws.
      6.    ASSIGNMENT OF LEASES.
            6.1 Seller is presently the Tenant under that certain Office Building Lease with Liberman Enterprises, dated April 14, 1992. At closing, Seller shall assign said lease to Purchaser and Purchaser shall assume said lease and indemnify and hold Seller harmless from its obligations on said lease accruing after October 28, 1996.
            6.2 Seller is presently under lease with Coulter Microlift 16 (CBC machine) through January, 1998. At closing, Seller shall assign said lease to Purchaser and Purchaser shall assume said lease and indemnify and hold Seller harmless from its obligations on said lease accruing after October 28, 1996.
            6.3 Seller is presently under lease with Pitney Bowes for a stamp machine. At closing, Seller shall assign said lease to Purchaser and Purchaser










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shall  assume  said  lease  and  indemnify  and hold  Seller  harmless  from its obligations on said lease accruing after October 28, 1996.
            6.4 Seller is presently under lease with the County of Los Angeles Art Museum rental program. At closing, Seller shall assign said lease to Purchaser and Purchaser shall assume said lease and indemnify and hold Seller harmless from its obligations on said lease accruing after October 28, 1996.
      7. ASSUMPTION OF ACCOUNTS PAYABLE.At or prior to closing, the Seller shall execute an assumption and indemnity agreement with PC under which Seller shall agree to pay all accrued but unpaid accounts payable of PC for the period ending 8:00 a.m., Monday, October 28, 1996. The PC shall remain responsible for all accounts payable accruing after 8:00 a.m., Monday, October 28, 1996 and the PC and the Purchaser shall indemnify, defend and hold the Seller harmless for all of said accounts payable.
      8.    CLOSING AND CONDITION TO CLOSING.
            8.1 CLOSING AND CLOSING DATE. The closing (the "Closing") shall take place by mail and will be effective on the 28th day of October, 1996.
            8.2   CONDITION  TO  CLOSING.   The  Closing  shall  be  subject  to
satisfaction of the condition that (a) the representations and warranties of (i) the Seller contained in Section 3 hereof, (ii) the Purchaser contained in
Section 4 hereof and, (iii) the Guarantor contained in Section 5 hereof, are true and correct and shall be true and correct as of the Closing Date; (b) the Seller shall have delivered to the Purchaser and the Purchaser shall have delivered to the Seller the items required by Sections 8.3 and 8.4 hereof; and
(c) the Purchaser and the Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed and complied with by such party prior to or as of the Closing Date.
            8.3 DELIVERIES BY THE SELLER. At the Closing the Seller shall deliver or cause to be delivered to the Purchaser 100% of the issued and outstanding shares of PC and a stock power for transfer of said shares in form annexed hereto as Exhibit "B" and the Assignment of Lease in the form annexed hereto as Exhibit "C".
            8.4 DELIVERIES BY THE PURCHASER. At the Closing, the Purchaser shall deliver or cause to be delivered to the Seller a copy of instructions to the transfer agent directing the issuance of the HPI SHARES to Reginald J. Warren, D.O. in the form annexed hereto as Exhibit "D".
      9.  COVENANT NOT TO COMPETE.
            9.1 During the performance of the transition services and for a period of two (2) years thereafter, Reginald J. Warren, D.O. shall not, directly or indirectly, (a) divert or attempt to divert any business or patients of Purchaser to any other medical practice or research facility in competition with CSI within the geographic area of Los Angeles County, California or (b) solicit or induce employees of Purchaser to terminate their employment with Purchaser and/or engage in any business in competition with the business carried on by Purchaser.
            9.2 Since a breach of the provisions of this Section 9 could not adequately be compensated by money damages and will cause irreparable injury to







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Purchaser, Purchaser shall be entitled, in addition to any other right or remedy available to it, to an injunction or restraining order restraining such breach or a threatened breach, and no bond or other security shall be required in connection therewith, and Employee hereby consents to the issuance of any such injunction or restraining order. Reginald J. Warren, D.O. agrees that the provisions of Section 9 are reasonable and necessary to protect CSI and its business. It is the desire and intent of the parties that the provisions of this
Section 9 shall be enforced to the fullest extent permitted under the public policies and laws applied in each jurisdiction in which enforcement is sought. If any restriction contained in this Section 9 shall be deemed to be invalid, illegal or unenforceable by reason of the extent, duration or geographical scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, geographical scope or other provision hereof and in its reduced form such restriction shall then be enforceable in the manner contemplated hereby.
      10.   MISCELLANEOUS.
            10.1 COSTS AND EXPENSES. Each party agrees to pay its own costs and expenses in connection with the preparation, execution and delivery of this Agreement and any other instruments and documents to be delivered hereunder.
            10.2 LITIGATION COSTS. If any legal action or any other proceeding, including arbitration or an action for declaratory relief, is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default, or misrepresentation in connection with any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which the prevailing party may be entitled.
            10.3 FURTHER  ASSURANCES.  When requested to do so by a party,  each
party  shall  execute,   acknowledge,   and  deliver  all  further  conveyances,
assignments,   confirmations,   satisfactions,  releases,  powers  of  attorney,
instruments  of  further  assurance,   approvals,   consents,  and  all  further
instruments and documents as may be necessary, expedient, or proper, in order to
complete  all  conveyances,   transfers,   sales,  and  assignments  under  this
Agreement, and to do all other acts and to execute, acknowledge, and deliver all documents as requested in order to carry out the intent and purpose of this Agreement.
            10.4   ARBITRATION   Any  dispute  under  this  agreement  shall  be
determined by arbitration under the Commercial Rules of American Arbitration Association. Venue for any such arbitration shall take place in Los Angeles County, California. Each party shall appoint one arbitrator and shall notify the other party of such appointment in within thirty days after the written request from the other party. The two arbitrators shall select a third arbitrator. The written decision of a majority of the arbitrators shall be binding upon both parties and enforceable at law or equity according to the laws of the State of California. The arbitrators shall, by majority vote, determine the allocation of the expenses of arbitration including costs and reasonable attorney's fees.








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            10.5  WAIVERS  AND  AMENDMENTS.  This  Agreement  may be  amended or modified in whole or in part only by a writing which makes reference to this Agreement and is executed by the parties to this Agreement. The obligations of any party hereunder may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party claimed to have given the waiver; provided, however, that any waiver by any party of any violation of, breach of, or default under any provision of this Agreement or any other agreement provided for herein shall not be constructed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any provision of this Agreement or any other agreement provided for herein.
            10.6  INVALIDITY.  If any  provision  in  this  Agreement  shall  be determined to be invalid, illegal or unenforceable, such provision shall not effect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
            10.7 GOVERNING LAW. This Agreement shall in all respects be governed by and constructed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.
            10.8 NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and be deemed to have been duly given if personally delivered or five business days after being sent by recognized overnight courier or confirmed facsimile to the parties at their respective addresses set forth herein.
            10.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together will constitute one and the same instrument.
            10.10 SUCCESSORS AND ASSIGNS. Neither this Agreement, nor any of the rights or obligations hereunder, shall be assigned by either party hereto without the prior written consent of the other party hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
            10.11  EXHIBITS.   The  exhibits  attached  to  this  Agreement  are
incorporated herein and shall be part of this Agreement for all purposes.
            10.12 HEADINGS. The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.
      IN WITNESS WHEREOF, the parties have duly executed, or have caused their duly authorized officer or representative to execute, this Stock Purchase Agreement as of the date first above written.
                                          SELLER:


                                          ________/S/___________________
                                          Reginald J. Warren, D.O.

                                          PURCHASER:







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                                          RALPH S. HANSEN, M.D. P.C., a
                                          California corporation


                                          By:________/S/_________________
                                          Print:  Paul J. Cimoch, M.D.
                                          As Its: President


                                          GUARANTOR:
                                          HEALTH PROFESSIONALS, INC., a
                                          Delaware corporation


                                          By:______/S/__________________
                                          Print: William M. Reiter, M.D.
                                          As Its: President




























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